Exhibit 10.13
CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
FORNet Master Services Agreement
Between
NEXTEL OPERATIONS, INC.
And
NEXTG NETWORKS, INC.
SPRINT/NextG Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
THIS FORNet MASTER SERVICES AGREEMENT (this “Agreement”) is made, as of the Effective Date (hereafter defined) by and between NEXTEL OPERATIONS, INC., a Delaware corporation, for its own benefit and for the benefit of the Affiliates that participate in this Agreement by the execution of FORNet Licenses (each individually hereinafter referred to as “SPRINT”) and NEXTG NETWORKS, INC. a Delaware corporation, for its own benefit and for the benefit of its wholly owned subsidiaries that participate in this Agreement by the execution of FORNet Licenses (“OPERATOR”).
RECITALS:
A.	SPRINT has retained OPERATOR, on a non-exclusive basis, for the purpose of integrating SPRINT’s FORNet Systems (as defined in Article I below) into OPERATOR’s fiber optic communications networks used for FORNet Systems; and

B.	SPRINT desires to receive from OPERATOR, and OPERATOR desires to grant to SPRINT, [***] in each of OPERATOR’s networks supporting FORNet Systems to facilitate the installation and operation of SPRINT’s FORNet Systems, upon and subject to the terms and conditions contained in this Agreement.
In consideration of the mutual promises contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, OPERATOR and SPRINT agree as follows:
Article I: DEFINITIONS
1.1.	Terminology. Unless otherwise defined, the terms and phrases in the body of this Agreement shall have the following meanings:

a.	“Acceptance Date” shall have the meaning ascribed to it in Article VIII, Section 8.2 herein.

b.	“Affiliate” means any entity directly or indirectly controlled by, controlling or under common control with SPRINT or OPERATOR or any party which aquires all or substantially all of the assets of SPRINT or OPERATOR. The term Affiliate specifically includes, but is not limited to, NEXTEL SOUTH CORP., a Georgia corporation, NEXTEL WEST CORP., a Delaware corporation, NEXTEL OF CALIFORNIA, INC., a Delaware corporation, NEXTEL COMMUNICATIONS OF THE MID-ATLANTIC, INC., a Delaware corporation, NEXTEL OF NEW YORK, INC., a Delaware corporation, and NEXTEL OF TEXAS, INC., a Delaware corporation, SPRINT SPECTRUM L.P., a

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Delaware limited partnership, SPRINTCOM, INC., a Kansas Corporation, APC REALTY AND EQUIPMENT COMPANY, LLC a Delaware limited liability company, AMERICAN PCS COMMUNICATIONS, a Delaware limited liability company, SPRINT PCS ASSETS, L.L.C., a Delaware limited liability company, SPRINT TELEPHONY PCS, L.P., a Delaware limited partnership.

c.	“FORNet Equipment” refers to the FORNet Hub Equipment, FORNet Remote Nodes and such other ancillary items of equipment as are necessary to the proper operation thereof.

d.	“Effective Date” means the date the last Party executes and delivers this Agreement back to the other Party.

e.	“Force Majeure Event” shall have the meaning ascribed to it in Article XXIV herein.

f.	“FORNet Fibers” means the [***] single mode fiber optic cable connecting each FORNet Remote Node to the FORNet Hub Equipment and dedicated by OPERATOR for SPRINT’s sole and exclusive use. [***].

g.	“FORNet Hub Equipment” refers to those dedicated facilities and the equipment located in the Hub, specified in Attachment A-1, attached to Exhibit A, owned operated and maintained by SPRINT and used by SPRINT for the processing of its signal into its radio frequencies and conversion of such frequencies into and from optical carriers for transport through the Network to and from each FORNet Remote Node and throughout each FORNet System.

h.	“FORNet Hub and Remote Node Installation Standards” means the general standards governing the construction, installation, deployment and provisioning of each FORNet System, as may be more fully detailed, from time to time, in the FORNet Installation Standards document and the Scope of Work, both of which will be made available on a per project basis in advance of the date of execution of the applicable FORNet License.

i.	“FORNet License” means the completed form attached hereto as Exhibit A, incorporated herein by reference, setting forth the specific terms and conditions, as approved by SPRINT and OPERATOR, relating to the implementation of each FORNet System, including any expansions thereof and the payment of all amounts relating thereto.

j.	“FORNet License Term” shall have the meaning ascribed to it in Article V, Section 5.2.

k.	“FORNet Remote Node” means the dedicated installations and equipment located on private, local utility or municipally owned plant facilities, specified in Exhibit A, Attachment A-3, owned, operated and maintained by SPRINT (or maintained by OPERATOR on behalf of SPRINT, in accordance with Article II, Section 2.4) and used by SPRINT for the processing of its signal from and into optical carriers for transmission and reception through its Network for transport to and from the FORNet Hub Equipment and throughout each FORNet System.

l.	“FORNet System” is a designed and engineered distributed fiber optic repeater network comprised of communications facilities including, but not limited to, the FORNet Fibers, FORNet Remote Nodes and the FORNet Hub Equipment, controlled and operated by

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
SPRINT pursuant to the terms of this Agreement for the purpose of providing wireless communications services to SPRINT’s customers.

m.	“FORNet System Acceptance Criteria and Testing Procedures” refers to the Acceptance Criteria and Testing Procedures attached hereto as Exhibit B, and incorporated herein by reference.

n.	“FORNet System Operations Standards” means the general standards governing the operation of each FORNet System. Such standards are encompassed in the Scope of Work (see Attachment 1 of the FORNet Design and Installation Agreement and the FORNet Installation Standards document, which will be made available on a per project basis in advance of the date of execution of the applicable FORNet License.

o.	“FORNet System Completion Notice” means the completed form attached hereto as Attachment B-1, to Exhibit B, incorporated herein by reference.

p.	“Hazardous Substance” shall be as defined in Article XXVIII, Section 28.1.

q.	“Hub” means those facilities and locations identified in each FORNet License, owned, leased, subleased, licensed or sublicensed by OPERATOR or SPRINT for purposes of the installation, operation and maintenance of the Network Equipment and the FORNet Hub Equipment.

r.	“Initial Term” shall have the meaning ascribed to it in Article V, Section 5.1.

s.	“Monthly License Fee” shall have the meaning ascribed to it in Article III herein.

t.	“Network” is a designed and engineered communications system comprised of fiber optic (including without limitation the FORNet Fibers) and other communications facilities, whether owned, leased or licensed or to be built by or on behalf of OPERATOR, but in all cases controlled, maintained and operated solely by OPERATOR, in connection with the provision of connectivity and optical signal transport via the FORNet Fibers between each FORNet Remote Node and the affiliated FORNet Hub Equipment, together with any and all facilities necessary to the proper operation of each FORNet System for the purposes contemplated under this Agreement.

u.	“Network Equipment” refers to those dedicated facilities, equipment and fiber optic cables, specified in Exhibit A, Attachment A-2, that are located in the Hub and deployed throughout the Network that are owned, leased, or licensed and operated and maintained by OPERATOR, through which OPERATOR shall provide a radio frequency and optical interface between the FORNet Hub Equipment and the FORNet Remote Nodes for purposes of processing and converting SPRINT’s signal into and from optical carriers for transport through the Network to and from each FORNet System.

v.	“Network Improvements” means any necessary or desirable upgrades, equipment replacements and other improvements to the OPERATOR’s Network.

w.	“Network Policies and Procedures” are those policies and procedures established by SPRINT and agreed to by OPERATOR, as set forth in Exhibit C, incorporated herein by reference.

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
x.	“Network Services” refers to: (i) the provisioning of connectivity for and the conversion of SPRINT’s signal contained in its radio frequencies into and from optical carriers for transport through the Network to and from each FORNet Remote Node and throughout each FORNet System; (ii) maintenance of the Network and the FORNet Fibers; and (iii) monitoring of the Network, FORNet Fibers and the FORNet Remote Nodes via OPERATOR’s network operations center (NOC) in a manner prescribed in the Service Level Agreement (as defined below); the monitoring system should be able to demonstrate, via real data in report format, that the FORNet Fibers throughout the FORNet System have been properly installed and are operating in conformity with the Acceptance Criteria, in accordance with the terms and conditions of the Service Level Agreement.

y.	“Network Service Level Agreement” shall mean the specific terms and conditions as set forth in Exhibit D attached hereto, pursuant to which SPRINT and OPERATOR shall measure and issue reports and findings regarding the performance of the Network for [***].

z.	“Renewal Terms” shall have the meaning ascribed to it in Article V, Section 5.3.

aa.	“Services” refers to Network Services as the context may require.

bb.	“Service Affecting Condition” is as specified in Exhibit D.

cc.	“Service Interruption” is an “Outage” as defined in Exhibit D.

dd.	“Term” shall have the meaning ascribed to it in Article V, Section 5.1 herein.

ee.	“Underlying Rights” means all right-of-way agreements, franchise agreements, leases, licenses, easements, fee interests, agreements, permits, authorizations and approvals that are necessary for the deployment through, attachment to and traversing of any and all conduit, ducts, roads, sidewalks, bridges, river crossings, poles, transmission towers or other physical plant for the purposes of deploying, operating and maintaining the Network, by OPERATOR, or the FORNet System by SPRINT. Redacted copies of Underlying Rights relating to each FORNet System shall be attached to each FORNet License as Exhibit A, Attachment A-4.
Article II: GENERAL
2.1.	FORNet License. Subject to the terms and conditions of this Agreement, OPERATOR agrees to connect and integrate each FORNet System into each Network, as requested by SPRINT pursuant to each FORNet License submitted by SPRINT to OPERATOR from time to time hereunder. OPERATOR shall also monitor and maintain its fiber and equipment in each FORNet System. A sample FORNet License form is attached hereto as Exhibit A. Each FORNet License submitted by SPRINT, when accepted by OPERATOR, shall be incorporated into and become part of this Agreement. Except as specified in an accepted FORNet License, OPERATOR is not responsible to provide any

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
network equipment or other equipment or software that enables SPRINT to utilize the Network.

2.2.	FORNet System Standards. OPERATOR agrees to operate the FORNet System according to the FORNet System Standards, which are defined in Exhibit B, attached herein, and in the FORNet Installation Standards document, which will be supplied on a per project basis in advance of the date of execution of the applicable FORNet License.

2.3.	Network Policies and Procedures. SPRINT agrees to comply with OPERATOR’s Network Policies and Procedures, which will be supplied on a per project basis in advance of the date of execution of the applicable FORNet License.

2.4	Equipment Maintenance. [***]

2.5	California Regulatory Statement. California Public Utilities Commission Compliance Statements and Filing Procedure. The following statements are required by rules and regulations of the California Public Utilities Commission (the “Commission”) for any FORNet System to be located in California:
“This contract shall not become effective until authorization of the Public Utilities Commission of the State of California is first obtained.” “This contract shall at all times be subject to such changes or modifications by the Public Utilities Commission of the State of California as said Commission may, from time to time, direct in the exercise of its jurisdiction.”
OPERATOR will file a copy of the applicable FORNet License with the Commission within ten (10) days of the Effective Date and provide written evidence to SPRINT of this timely filing. Per applicable Commission rules and procedures, the applicable FORNet License will be deemed approved by the Commission and become automatically effective 14 days following filing with the Commission unless the Commission objects during such 14-day comment period.
Article III: FEES
3.1.	Payment of Monthly License Fee. As consideration for the provision of the Network Services facilitating SPRINT’s access to and use of each Network, SPRINT shall pay OPERATOR the aggregate Monthly License Fee for the total number of FORNet Remote Nodes in each FORNet System connected to each Network. Payment of Monthly License Fees shall be due and payable to OPERATOR, in pro-rata amount, on the first calendar day of the month immediately following the Acceptance Date, and thereafter in advance on the first calendar day of each month thereafter until expiration [***] of each applicable FORNet License Term and any Renewal. Late payments shall be subject to interest at the rate of [***]/month from the due date until the date payment is received.

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
On each anniversary of the Acceptance Date of each FORNet System during the License Term and any renewals or extensions thereof, the applicable Monthly License Fee shall increase by [***].

3.2.	Calculation of Monthly License Fee. Each FORNet License shall specify an approximate number of FORNet Remote Nodes to be deployed in each FORNet System; the actual number of FORNet Remote Nodes used in determining the total Monthly License Fees payable by SPRINT will be finalized when each FORNet System has met the Acceptance Criteria, and will be adjusted as necessary as additional FORNet Remote Nodes are added to each FORNet System over time.

3.3.	[***]. Except as otherwise specifically provided herein or in a FORNet License, the Monthly License Fee shall provide complete and total compensation for: (i) [***]; (ii) the provision of the Services; (iii) maintenance and monitoring of OPERATOR owned equipment and Network; and (iv) the satisfaction of any and all recurring costs, fees, expenses, reimbursements and taxes solely attributable to and payable by OPERATOR which may be associated with the grant and use of the Underlying Rights for the Network.
Article IV: Payment
4.1	For all payment amounts exceeding $[***], SPRINT may elect to remit such payments to OPERATOR through wire transfers of immediately available U.S. funds. Lesser amounts will be reimbursed either by wire transfer or by company check of immediately available U.S. funds payable to the OPERATOR.

4.2	[***].

4.3	Subject to applicable federal and state laws, rules, regulations and orders, both SPRINT and OPERATOR shall have the right to seek review and adjustment of the rates, charges and fees payable under the applicable FORNet License before the appropriate federal or state regulatory agency. The party seeking review will provide sixty (60) days written notice, advising the other party of the pending filing of the proposed review and adjustment of rates, charges and fees, with specific identifications as to the changes being requested. [***].
Article V: Term
5.1	Term. The initial term of this Agreement (“Initial Term”) shall commence upon the Effective Date and shall expire, unless terminated earlier in accordance with Section 5.4, on the later to occur of (a) the [***] of the Effective Date, or (b) [***].

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
5.2	FORNet License Term. The initial term of each FORNet License granted under this Agreement shall be [***] (“Initial FORNet License Term”) commencing upon the Acceptance Date of the applicable FORNet Fibers and shall expire, unless extended in accordance with Section 5.3 [***], on the [***] of the Acceptance Date of the applicable FORNet License and shall, thereafter, be of no further force or effect.

5.3	Renewal Terms. SPRINT shall have the right to extend each FORNet License Term for [***] (“Renewal Term”) on the same terms and conditions as set forth herein. [***]. SPRINT agrees and acknowledges that upon the expiration or termination of this Agreement, OPERATOR shall have no obligation to renew the Agreement or enter into a new agreement with NEXREL. In the event that OPERATOR elects to renew or enter into a new agreement, OPERATOR shall have no obligation to offer such renewal or new agreement under any of the same terms and conditions set forth in the Agreement, including without limitation charges and fees.

5.4	[***]

5.5	[***]
Article VI: [***]
6.1	Grant [***]. As of the Effective Date of each FORNet License, SPRINT is hereby granted [***] the FORNet Fibers under each FORNet License so as to incorporate the use thereof into each FORNet System to facilitate SPRINT’s primary business of providing wireless communication services to its customers.

6.2	[***].

6.3	Changes in the Network Due to Technological Advances. SPRINT acknowledges and agrees that during the Term and each Renewal Term technological advances in, including but not limited to, fiber optics and optical repeater distributed antenna system design, equipment and software are likely to occur. Nonetheless, SPRINT requires the OPERATOR to keep the Network and Network Equipment up to date in terms of software and hardware. SPRINT thus encourages OPERATOR to keep current with related technology. As and when such technological advances shall occur, OPERATOR shall have the right to propose the substitution of an equal number of fiber strands for the FORNet Fibers within any FORNet System or portion thereof (which alternative fibers strands shall thereupon constitute FORNet Fibers), provided that in such event, such substitution: (i) shall be effected at the sole cost of OPERATOR; (ii) shall be performed in accordance with the specifications and procedures set forth in the FORNet Standards, as revised by SPRINT from time to time; (iii) shall incorporate fiber optic strands meeting or exceeding the specifications set forth in the FORNet Standards, as revised by SPRINT from time to time and shall be tested in accordance with the Acceptance

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Criteria, as revised by SPRINT from time to time; and (iv) [***], and subject to the approval of and in coordination with SPRINT, OPERATOR shall use commercially reasonable efforts to minimize any interruption or interface with the operation between the Network and any affected FORNet System.

6.4	No Conveyance of Interest in Realty. Neither this Agreement nor [***] granted herein shall be deemed to establish or convey any right, title or interest in any personal or real property comprising the Network, including the FORNet Fibers. OPERATOR and SPRINT acknowledge and agree that this Agreement is a true license to use [***] each FORNet Fiber and is not a sale of the FORNet Fibers by OPERATOR to SPRINT. Notwithstanding anything to the contrary contained in this Agreement, without the prior written consent of OPERATOR, [***].

6.5	[***].
Article VII: FORNet System Connection
7.1	Ownership of FORNet Equipment. SPRINT shall own and therefore be responsible for the cost of purchasing the FORNet Hub Equipment and the FORNet Remote Nodes.

7.2	Purchase of Network Equipment and Materials. Except as may be expressly provided herein, OPERATOR shall, at OPERATOR’s sole cost and expense, procure all Network Equipment and materials to be incorporated in and to become a permanent part of the Network, including the FORNet Fibers, but shall not be responsible for the cost of purchasing the equipment specified in Article 7.1 above. OPERATOR shall purchase only Network Equipment and materials of the type and specifications necessary to comply with the FORNet System Standards. SPRINT reserves the right to specify exact equipment type and specifications based on individual market needs in advance of the date of execution of the applicable FORNet License.

7.3	Right to Make Changes to the Network. OPERATOR shall have the right to make changes to the Network, both in terms of equipment and technology protocols, so long as the OPERATOR does not make changes to the Network that will adversely affect SPRINT’s access to, or utilization of the applicable FORNet Fibers, or the performance of each FORNet System, the FORNet Equipment, or any other SPRINT facilities or equipment that interface with the Network or the FORNet System. More specifically, the OPERATOR will not make changes to the Network in such a way that will cause any equipment or software including, but not limited to, the Hub Network Equipment necessary to operate the Network, or SPRINT’s FORNet Equipment, FORNet Remote Node Equipment, or any FORNet System to become obsolete for the purposes and manner as contemplated under this Agreement, or otherwise adversely affect the performance of such equipment or software, without SPRINT’s prior written approval, which approval shall not be unreasonably be withheld, conditioned or delayed. The prohibition stated in the preceding sentence shall apply without regard to whether such

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
equipment or software is provided, installed, operated or maintained by the OPERATOR or SPRINT.
Article VIII: Testing and Acceptance of FORNet Systems
8.1	Testing; FORNet System Completion Notice. OPERATOR shall test the FORNet Fibers, [***], in each Network, in accordance with the Acceptance Criteria detailed in Exhibit B. OPERATOR shall provide the appropriate SPRINT Site Development point of contact [***] prior written notice of the date and time of when OPERATOR shall conduct testing to determine whether the Acceptance Criteria have been met. SPRINT shall have the right to have SPRINT personnel present to observe such testing. When OPERATOR has determined that the Acceptance Criteria have been met and is able to present the final reports that show that the FORNet Fibers throughout the FORNet ™ System have been properly installed and are operating in conformity with the Acceptance Criteria, OPERATOR shall promptly provide the appropriate SPRINT Site Development point of contact an executed original of a FORNet System Completion Notice (see Attachment B-1).

8.2	Acceptance and Rejection.
(i)	First [***] Notice Period. Within [***] of receipt of the FORNet System Completion Notice referenced in the last sentence of Section 8.1 above, SPRINT shall in good faith provide OPERATOR with a written notice accepting or rejecting the FORNet Fibers and the affiliated FORNet System. If SPRINT fails to notify OPERATOR of its acceptance or rejection of the FORNet System Completion Notice within [***] following SPRINT’s receipt thereof, SPRINT shall be deemed to have [***] the FORNet Fibers and the associated FORNet System.

(ii)	Second [***] Notice Period. OPERATOR shall thereupon issue a second FORNet System Completion Notice which second notice shall be sent to the same SPRINT addressee as the initial notice but shall also be sent to the attention of (A) the noticed SPRINT Site Development point of contact’s director supervisor, and (B) the applicable RF market point of contact (to the extent the foregoing persons are known by OPERATOR and if not then to someone in a reasonably similar or equivalent capacity known to OPERATOR). If SPRINT fails to notify OPERATOR of its acceptance or rejection of the second FORNet System Completion Notice within [***] following SPRINT’s receipt thereof, SPRINT shall be deemed to have [***] the FORNet Fibers and the associated FORNet System.

(iii)	Third [***] Notice Period. OPERATOR shall thereupon issue a third FORNet System Completion Notice which third notice shall be addressed to (A) the Director of Business Development, (B) the Director of Regional Site Development,

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
and (C) the Regional Vice President (to the extent the foregoing persons are known by OPERATOR and if not then to someone in a reasonably similar or equivalent capacity known to OPERATOR) and shall include a conspicuous statement in caps to the following effect: “IF SPRINT DOES NOT RESPOND TO THIS COMMUNICATION WITHIN [***] OF RECEIPT, THE SUBJECT NETWORK WILL BE DEEMED [***] BY SPRINT.” If SPRINT fails to notify OPERATOR of its acceptance or rejection of the third FORNet System Completion Notice within [***] following SPRINT’s receipt thereof, SPRINT shall be deemed to have [***] the relevant FORNet Fibers and the associated FORNet System.
Any rejection of a FORNet System Completion Notice shall be in good faith and shall specify in writing in reasonable detail all defects or failures in the Acceptance Criteria supporting the rejection. Notices under this Section 8.2 need not also be sent to the addressees named in Section 21.1 below, and may be delivered by email and shall be deemed given upon transmittal thereof. The date of actual acceptance or deemed acceptance of the FORNet Fibers and the FORNet System shall be referred to as an “Acceptance Date,” unless SPRINT utilizes the FORNet Fibers earlier in which case such first use shall be the “Acceptance Date.” In the event of any good faith rejection by SPRINT, OPERATOR shall take such action as reasonably necessary, and as expeditiously as practicable, to correct or cure such defect or failure; and, the Acceptance Criteria process, including notification to SPRINT and provision of a FORNet System Completion Notice, shall be repeated with respect to such rejected FORNet Fibers and FORNet System.
8.3	As-Built Drawings. Within [***] following each Acceptance Date, OPERATOR shall provide SPRINT with the As-Built Drawings and technical specifications of the FORNet Fibers and associated splices located within the Network.
Article IX: Maintenance and Repair
9.1	Routine Maintenance. From and after the Effective Date and during the Term and each Renewal Term of each FORNet License, OPERATOR shall provide, or cause to be provided by contractors selected by OPERATOR, all required maintenance of the Network and the FORNet Fibers in accordance with the provisions set forth in FORNet Installation Standards document that is supplied on a per project basis in advance of the date of execution of the applicable FORNet License.

9.2	Service Affecting Condition. From and after the Effective Date with respect to each FORNet License, in the event that all or any part of the Network, including the FORNet Fibers within the Network, is damaged or destroyed such that a Service Affecting Condition exists for a FORNet System, OPERATOR shall use commercially reasonable efforts to resolve such Service Affecting Condition utilizing the procedures described in Exhibit D. SPRINT shall be allowed to accompany OPERATOR or its authorized personnel in responding to the service affecting conditioned provided SPRINT does not interfere with OPERATOR or its authorized personnel’s performance of the maintenance activity.

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
9.3	Emergencies. If a bona fide emergency situation exists in the FORNet System, then upon notice, the responsible party will act diligently and expediently to remedy such bona fide emergency situation as reasonably necessary to protect public health and safety. If the responsible party does not remedy the bona fide emergency situation as soon as practicable after receiving such notice, or if the other Party reasonably determines that the responsible party’s practicable response time is inadequate given the nature of the emergency and other reasonable relevant circumstances, then the other party may take any commercially reasonable action as necessary to protect public health and safety. In such a case, the responsible party will have no recourse against the other party for the other party’s commercially reasonable actions taken in response to such emergency situation. Notwithstanding the foregoing provisions of this section, if the responsible party is acting in good faith to address and correct the emergency situation, then the other party will restore whatever services it may previously have disrupted to permit the responsible party to continue its efforts to remedy the emergency situation.

9.4	Interconnecting the FORNet Fibers. SPRINT shall have the right to request that OPERATOR interconnect the FORNet Fibers with SPRINT’s network. SPRINT may not access or perform, or contract with any third party to access or perform, any work, repairs or maintenance to any FORNet Fiber or the Network Equipment. OPERATOR’s consent to an interconnection shall not be unreasonably withheld. OPERATOR shall promptly evaluate SPRINT’s interconnection requests and provide SPRINT a quote for performance of the necessary work. OPERATOR shall perform no such work until SPRINT has agreed to the terms thereof. Once agreed, OPERATOR shall use all reasonable speed to implement the interconnection.
Article X: Permits; Underlying Rights; Relocation
10.1	Underlying Rights.
10.1.1 SPRINT Representation. SPRINT represents and agrees that it will use each FORNet System in compliance with and subject to the Underlying Rights requirements. Notwithstanding anything to the contrary contained herein, SPRINT shall cooperate with OPERATOR in its effort to secure, or cause to be secured, prior to each Effective Date for each FORNet License, and maintain in full force and effect during the Term and each Renewal Term, any and all Underlying Rights as may be granted from any and all governmental and other authorities or rights holders, which are necessary or required to be obtained by OPERATOR or SPRINT for OPERATOR [***] under this Agreement and for the use and operation of each FORNet System. The [***] rights [***] under this Agreement are further subject and subordinate to the prior right of each grantor of the Underlying Rights to use the rights of way for other activities, including utility operations, telecommunications uses, municipal or any other purposes.
10.1.2 OPERATOR Representation. OPERATOR represents, warrants and agrees that it will install, operate and maintain the Network and the FORNet Fibers in compliance

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
with and subject to the Underlying Rights. Notwithstanding anything to the contrary contained herein, it shall be OPERATOR’s sole responsibility to secure, or cause to be secured, prior to each Effective Date for each FORNet License, and maintain in full force and effect during the Term and each Renewal Term, any and all Underlying Rights as may be granted from any and all governmental, other authorities or rights holders, which are necessary or required to be obtained by OPERATOR for OPERATOR to construct, install, operate and maintain, access and make use of the Network and the FORNet Fibers. Upon request of SPRINT, OPERATOR will deliver to SPRINT redacted copies of the Underlying Rights.
10.2	[***]. [***] and that, from and after the Effective Date of each FORNet License and subject to Article XXVII, OPERATOR shall keep the FORNet Fibers free from (i) any liens or encumbrances of any third person attributable to OPERATOR and (ii) any other rights or claims of any third Person attributable to OPERATOR, which might in any way be asserted as superior to SPRINT’s rights in the FORNet Fibers.

10.3	Lawful Use. Subject to the limitations set forth in this Agreement and to the restrictions set forth in the Underlying Rights, SPRINT shall use the FORNet Fibers solely for the purpose of lawfully providing Telecommunications Service, as defined by the Communications Act of 1934, as amended by the Telecommunications Act of 1996. SPRINT agrees and acknowledges that, other than the FORNet Fibers, it has no right to use any other portion of any Network.

10.4	Notice of Impending Damage. SPRINT and OPERATOR shall promptly notify each other of any matters known to either party pertaining to, or the occurrence (or impending occurrence) of, any event which would be reasonably likely to give rise to any damage or impending damage to or loss of the Network or the FORNet Fibers.

10.5	Cooperation. SPRINT and OPERATOR each agrees to cooperate with and support the other in complying with any requirements applicable to their respective rights and obligations hereunder. Without limiting the generality of the foregoing, subject to SPRINT’s rights under Article XXIII, SPRINT agrees to provide to OPERATOR, promptly upon request by OPERATOR, a detailed description of its uses of the FORNet Fibers reasonably requested by OPERATOR in order to enable OPERATOR to comply with any reporting requirements imposed on OPERATOR under any of the Underlying Rights.

10.6	Continuation. Upon the expiration, non-recognition or other termination of any Underlying Right that is necessary in order to grant, continue or maintain the [***] rights granted to SPRINT under this Agreement, OPERATOR shall use commercially reasonable efforts to obtain an alternate right of way for the affected portion of the Network and FORNet Fibers™; provided, however, that if the expiration, non-recognition or other termination of any Underlying Right is caused by the acts or omissions of SPRINT, its employees, agents, or contractors, the cost to replace the same shall be borne exclusively by SPRINT.

10.7	[***].

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
10.8	Relocation. If, after the Acceptance Date with respect to any FORNet System, OPERATOR is required by any grantor of the Underlying Rights, or by the occurrence of an Event of Force Majeure, or if SPRINT agrees to relocate any portion of the FORNet Fibers, with respect to the affected FORNet System, OPERATOR shall have the right either to proceed with such relocation, including the right, in good faith, to reasonably determine the extent of, the timing of, and methods to be used for such relocation; provided that any such relocation shall be constructed and tested in accordance with the specifications set forth in the FORNet Installation Standards originally applicable to that Network. In the event of any such relocation, OPERATOR shall use commercially reasonable efforts to minimize any service interruptions. [***].

10.9	As-Built Drawings. OPERATOR shall deliver to User updated As-Built Drawings with respect to the relocated portions of the FORNet Fibers within forty-five (45) days following the completion of such relocation.
Article XI: Access to the Hubs
11.1	24 x 7 Access. Where OPERATOR provides SPRINT with HUB space, OPERATOR shall provide SPRINT with access to each Hub twenty-four (24) hours a day, seven (7) days a week at no charge to SPRINT, so that SPRINT may perform installation, maintenance and emergency repair functions. SPRINT and OPERATOR shall mutually agree to terms regarding ingress and egress to each Hub.
Article XII: Interference
12.1	Duty to Avoid Interference. If OPERATOR leases facilities or equipment, including but not limited to radios and other equipment of the type and frequency that could cause measurable interference to SPRINT’s operation of any FORNet System, OPERATOR will take all commercially reasonable, industry standard measures to ensure that such equipment does not interfere with the FORNet Remote Nodes or the FORNet Hub Equipment. SPRINT, in turn, agrees to operate each FORNet Remote Node and the FORNet Hub Equipment at the power levels and frequencies defined in the FORNet License, provided that SPRINT may change such power levels or frequencies so long as doing so will not cause interference to other users of the Networks.

12.2	Duty to Mitigate Interference. In the event that either SPRINT’s or the OPERATOR’s equipment causes interference beyond levels that can be filtered or reduced by any affected user applying good engineering practices and techniques, upon notification of such interference, the party whose equipment caused the interference shall commence efforts to mitigate the interference within [***] of notification. If the interference cannot

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
be remedied within the [***] period, the party in question shall cause the interference to cease, except intermittently during off-peak hours for testing purposes.

12.3	Installation of New Equipment. OPERATOR shall not permit itself, or other users, lessees or licensees with whom it has privity of contract to install new equipment in any Hub, if such equipment will cause interference that exceeds levels beyond which SPRINT, using good engineering practices and techniques, can filter or reduce such that SPRINT may continue its operations as intended under this Agreement, OPERATOR will require such user to commence efforts to mitigate the interference within [***] of receiving notice from SPRINT. If the interference cannot be remedied within the [***] period, the OPERATOR shall cause the interference to cease, except intermittently during off-peak hours for testing purposes. Notwithstanding the foregoing, SPRINT acknowledges its understanding the OPERATOR will in all probability not own the Hub and as such have limited control over the activities of the operator of the Hub and the other tenants or licenses of such Hub operator.

12.4	Notice. If SPRINT increases maximum power levels or modifies the frequencies from those set forth in the FORNet License, or makes other material modifications to the technical specifications of the Request, SPRINT will notify the OPERATOR in advance. In any case, any subsequent modifications must comply with all applicable law and not cause interference to the equipment of the OPERATOR, any other OPERATOR customer using the Network, or any other SPRINT FORNet System existing at the time of the modifications.
Article XIII: INDEMNIFICATION
13.1	SPRINT Indemnification. SPRINT shall indemnify and hold OPERATOR, its affiliates, directors, officers, employees, members, managers, agents, and contractors harmless from and against any and all loss, cost, damage, liability and expense directly or indirectly arising out of or resulting from the negligent or willful acts or omissions of SPRINT, its officers, employees, servants, affiliates, agents, contractors, or from any person for whom it is in law responsible, with respect or arising out of operation of the FORNet System, SPRINT’s use of the FORNet Fibers, or relating to SPRINT’s performance (including breach or failure thereto) under this Agreement; including but not limited to: a) any demand, claim, suit or judgment for damages to any property or bodily injury or death, loss or damage to any person or to tangible property or facilities of any person or entity, (including reasonable attorney’s fees), and b) any claims, liabilities or damages arising out of any violation by SPRINT of regulations, rules, statutes, or court orders of any local, state, or federal governmental agency, court, or body in connection with its performance under this Agreement or otherwise (including reasonable attorneys fees), which is caused by a negligent act or omission of SPRINT, its officers, affiliates, employees, agents or contractors, or from any person for whom it is in law responsible, except to the extent that such loss, damage, injury or expense is caused by the negligence

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
of OPERATOR. The obligations of this Article XIII shall survive the expiration or earlier termination of this Agreement.

13.2	OPERATOR Indemnification. OPERATOR shall indemnify and hold harmless SPRINT, its affiliates, directors, officers, employees, members, managers, agents, and contractors harmless from and against any and all loss, cost, damage, liability, and expense directly arising out of or resulting from the negligent or willful acts or omissions of OPERATOR, its officers, employees, servants, affiliates, agents or contractors, or from any person for whom it is in law responsible, with respect to or arising out of the operation of each Network and OPERATOR’s operation or maintenance of the Hub and the FORNet Fibers or relating to OPERATOR’s performance (including breach or failure thereto) under this Agreement, including but not limited to a) any demand claim, suit or judgment for damages to any property or bodily injury or death, loss or damage to any person or to tangible property or facilities of any person or entity (including reasonable attorneys fees) and b) any claims, liabilities or damages arising out of any violation by OPERATOR of regulations, rules, statutes, or court orders of any local, state, or federal governmental agency, court of body in connection with its performance under this Agreement or otherwise, (including reasonable attorneys fees), which is caused by a negligent act or omission of OPERATOR, its officers, affiliate, employees, agents or contractors, or from any person for whom it is in law responsible except to the extent that such loss, damage, injury or expense is caused by the negligence of SPRINT. The obligations of this Article XIII shall survive the expiration or earlier termination of this Agreement.
Article XIV: LIMITATION OF LIABILITY
14.1	No Speculative Damages. Neither party, nor any claimant affiliated with or in a contractual relationship with a party shall be liable to the other party for special, punitive, exemplary, consequential, incidental or indirect losses or damages as a result of the performance or nonperformance of its obligations under this agreement, or its acts or omissions related to this agreement or its use of the network or any FORNet System or related facilities whether or not arising from sole, joint or concurrent negligence, strict liability, tort, contract or violation of law or otherwise, even if the party has been advised of the possibility of such damages. EXCEPT FOR ANY LIABILITY UNDER ARTICLE XIII WITH RESPECT TO THIRD PARTY CLAIMS BASED ON BODILY INJURY OR DAMAGE TO TANGIBLE PROPERTY, The liability of either party for damages arising from this agreement shall be limited to the total amount which SPRINT is obligated to pay for the term of this agreement for the fornet license that is the subject of the claim.

14.2	Third Party Claims. Nothing contained herein shall operate as a limitation on the right of either OPERATOR or SPRINT to bring an action or claim for damages against any third

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
party including indirect, special, or consequential damages, based on any acts or omissions of such third party as such acts or omissions may affect the construction, operation or use of any Network. OPERATOR and SPRINT shall assign such rights of claims, execute such documents and do whatever else may be reasonably necessary to enable the other (at such other party’s sole expense) to pursue any such action against such third party, provided the same does not interfere with the assigning party’s ability to pursue an action or claim against the third party.
ARTICLE XV: SERVICE INTERRUPTION
15.1	Interruption. In the event of a Service Interruption, as determined pursuant to the definition in Exhibit D, SPRINT shall be entitled to [***] as set forth in Exhibit D.
Article XVI: Sublicensing
16.1	Sublicensing Prohibited. Subject to the availability thereof, and subject to any regulatory requirements or limitations, SPRINT shall use the Hub solely to access the Network and will comply in all material respects with the terms and conditions of OPERATOR’s agreement for use of the Hub. OPERATOR will provide SPRINT with any rules, regulations, terms or conditions contained in its agreement for use of the Hub in advance of SPRINT subleasing or sublicensing the Hub from OPERATOR. SPRINT shall not provide, sublicense, sublease or permit in any manner any third party to use any portion of the Hub. In the event SPRINT fails to comply with this section, this failure to comply shall be deemed an immediate event of default. Except with respect to interconnection with a local exchange carrier within a SPRINT Base Station, SPRINT shall not interconnect within the Hub with any third parties without the express written consent of OPERATOR, such consent not to be unreasonably withheld, conditioned or delayed. All such interconnections are subject to the terms of Sections 9.3 above. All SPRINT FORNet Hub Equipment must be installed in its designated area, assigned rack, footprint, cabinet or space, as indicated in each FORNet License. Additional storage or other space is not provided to SPRINT except as mutually agreed upon in any FORNet License. SPRINT will not jeopardize service or damage property of other users or OPERATOR and must take precautions to protect OPERATOR’s common facilities and nearby equipment belonging to other users. SPRINT will follow normal industry standards with regard to equipment installation and removal as if in a central office environment although it may be necessary for OPERATOR to perform any and all such work depending upon the circumstances. In addition, SPRINT must maintain normal industry standard documentation and labeling of SPRINT equipment in the Hub and post emergency names and telephone numbers at the Hub.
Article XVII: Waiver of OPERATOR’s Lien

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
17.1	No Lien Against FORNet Equipment. OPERATOR waives any lien rights it may have concerning the FORNet Hub Equipment and the FORNet Nodes all of which are deemed SPRINT’s personal property and not fixtures, and SPRINT has the right to remove the same at any time without OPERATOR’s consent, but subject to compliance with the underlying agreement for the Hub site.

17.2	Consent to SPRINT Financing. OPERATOR acknowledges that SPRINT has entered into financing arrangements including promissory notes and financial and security agreements for the financing of the FORNet Hub Equipment and the FORNet Nodes (“Collateral”) with a third party financing entity (and may in the future enter into additional financing arrangements with other financing entities). In connection therewith, OPERATOR (i) consents to the installation of the Collateral; (ii) disclaims any interest in the Collateral, as fixtures or otherwise; and (iii) agrees that the Collateral shall be exempt from execution, foreclosure, sale, levy, attachment, or distress for any Monthly License Fee or any other amount due or to become due and that such Collateral may be removed at any time without recourse to legal proceedings.

17.3	No Lien Against Network. SPRINT shall not permit any mechanic’s liens, materialman’s liens, contractor’s liens, subcontractor’s liens, security interests, or other claims or demands arising from work performed for or on behalf of SPRINT to attach to, or be enforced against, any part of the Network. If SPRINT’s actions cause such lien to be filed against any part of a Network, then SPRINT will have the next thirty (30) days to contest such lien and to have such lien released by payment, bond, court order, or otherwise. If any such liens arising from work performed for or on behalf of SPRINT are not released within such 30-day time period, then SPRINT will reimburse OPERATOR for any bond and any other costs reasonably incurred by NextG in connection therewith.
Article XVIII: INSURANCE
18.1	Duty to Insure. OPERATOR shall purchase and maintain insurance policies issued by companies licensed or authorized to transact business in the states where each Network will be operated and who hold a current rating of not less than A-, VII, according to Best’s Key Rating Guide. OPERATOR’s insurance shall protect SPRINT, its directors, officers, partners, affiliates, and employees from claims for damages because of bodily injury, including death, and claims for damages to person or property which may arise out of or result from OPERATOR’s acts or omissions, whether such act or omissions are directly attributable to OPERATOR or anyone directly or indirectly employed by OPERATOR. This insurance shall be written for not less than limits of liability specified herein and shall include contractual liability insurance applicable to OPERATOR’s obligations as provided herein.
18.2	Coverages. OPERATOR’s insurance shall include:

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
18.2.1	Worker’s Compensation. Insurance shall be provided as required by any applicable law or regulation.

18.2.2	Employer’s Liability Insurance, which shall be provided in amounts not less than:
i.	$1,000,000.00 each accident for bodily injury by accident; and

ii.	$1,000,000.00 policy limit for bodily injury by disease; and

iii.	$1,000,000.00 each employee for bodily injury by disease.
18.2.3.	Commercial General Liability insurance (including but not limited to, contractual liability insurance), with an occurrence limit of $1,000,000.00 for any one occurrence, $2,000,000 General Aggregate and $2,000,000.00 Products Completed Operations Aggregate.

18.2.4.	Automobile Liability Insurance, including coverage for all owned, hired and non- owned automobiles, with limits of liability not less than $1,000,000.00 combined single limit per accident for bodily injury and property damage.

18.2.5.	Umbrella Insurance, providing excess coverage in the amount of $3,000,000.00 and providing such additional coverage for all of the risks and obligations of the OPERATOR described in this Article XVIII.
18.3	Other Laws. If there is an exposure or injury to OPERATOR’s employees under the U.S. Longshoremen’s and Harbor Worker’s Compensation Act, the Jones Act or under laws, regulations or statutes applicable to maritime employees, equivalent coverage shall be included for such injuries or claims.
18.4	Scope and Manner of Coverage. The Commercial General Liability insurance shall cover all operations by or on behalf of OPERATOR, providing insurance on a per occurrence basis for bodily injury liability and property damage liability for the limits of liability indicated above and including coverage for:
a)	premises and operations;

b)	products and completed operations;

c)	contractual liability insuring the obligations assumed by OPERATOR in this Agreement;

d)	broad form property damage (including completed operations);

e)	explosion, collapse and underground hazards; and

f)	personal injury liability.
If the Commercial General Liability policy does not have an endorsement providing that the general aggregate limit applies separately to each Network, or if defense costs are included in the general aggregate limit, then the required aggregate limits shall be $5,000,000.00.
18.5	Application of Aggregate Limits. [Intentionally omitted]

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
18.6	Additional Insureds. SPRINT, its officers, directors and employees shall be named as additional insureds, under the occurrence form in the Commercial, General Liability, Auto Liability, and Umbrella Liability policies. The policies shall stipulate that the insurance afforded the additional insureds shall apply as primary insurance and that any other insurance carried by SPRINT, its officers, directors and employees will be excess only and will not contribute with the insurance required of OPERATOR. Each insurance policy shall contain a waiver of subrogation in SPRINT’s favor. OPERATOR shall require that its subcontractors purchase and maintain insurance in the amounts and coverages substantially similar to those described in this Section 18. OPERATOR shall require that each subcontractor name SPRINT, its directors, officers, partners, affiliates, and employees’ as additional insureds.

18.7	Proof of Insurance. Proof of insurance, either in the form of a Certificate of Insurance (ACORD form 25S or equivalent), or a web based Memorandum of Insurance, evidencing the insurance required by each Project, shall be furnished by OPERATOR to SPRINT before any work under any FORNet License is commenced, and within fifteen (15) days of renewal or replacement of any policy required by this Agreement. The certificates of insurance shall provide that there will be no cancellation without thirty (30) days prior written notice to SPRINT. The proof of insurance shall also confirm that SPRINT, its officers, directors, affiliates and employees have been named as additional insureds to the extent required herein. Notwithstanding anything to the contrary contained in this Agreement, acceptance of insurance certificates by SPRINT shall in no way waive or limit any insurance, indemnity, or other obligations of OPERATOR. All certificates of insurance shall be addressed to:

SPRINT 2001 Edmund Halley Drive Reston, VA 20191 Attn: Supply Chain Management — Contract Administrator

18.9	[***].

18.10	Waiver of Subrogation. Except to the extent caused due to the intentional acts of the other party, SPRINT and OPERATOR waive all rights against each other and any of their subcontractors, agents and employees, for damages caused by fire or other perils i) to the extent covered by property insurance obtained pursuant to this section or any other property insurance applicable to any Network, and ii) to the extent such party has rights, except such rights to the proceeds of such insurance held by Operator or SPRINT as fiduciary. OPERATOR shall require similar waivers in favor of SPRINT and OPERATOR by any subcontractors retained by OPERATOR.

18.11	[***].
Article XIX: TAXES AND GOVERNMENTAL FEES

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
19.1	Tax Compliance. The parties shall comply with all federal, state, and local tax laws applicable to transactions occurring under this Agreement.

19.2	Form W-9. OPERATOR shall provide SPRINT with a completed Form W-9 for federal income tax reporting purposes before any payments are made by SPRINT to OPERATOR.

19.3	Payment Obligation. SPRINT shall be responsible for applicable sales and use taxes imposed on charges for goods and services provided under this Agreement; however, SPRINT shall not be responsible for sales and use taxes for which SPRINT has provided OPERATOR with a valid, properly executed, exemption certificate. SPRINT shall not be responsible for any taxes imposed on OPERATOR arising from OPERATOR’s consumption of goods and services in connection with this Agreement. SPRINT shall not be responsible for any other taxes, assessments, duties, permits, tariffs, fees or other charges of any kind.

19.4	Sales Tax Registration. OPERATOR shall provide SPRINT with OPERATOR’s sales tax registration number from the state(s) in which goods and/or services provided under this Agreement are delivered and/or performed. If OPERATOR is not currently registered for sales tax purposes, OPERATOR will register with the state for sales tax purposes before any payments are made by SPRINT to OPERATOR.

19.5	Classification of Services. For sales and use tax purposes, the parties shall treat this Agreement as a contract for either (A) the installation of either tangible personal property; or (B) the installation of real property, in accordance with state law.
(A) Contracts for installation of tangible personal property. OPERATOR shall be responsible for collecting and remitting applicable sales tax on all taxable charges for the sale of services and materials under this Agreement.
(B) Contracts for installation of real property. OPERATOR shall be responsible for paying applicable sales tax on all of OPERATOR’s purchases of materials used or consumed in performance of this contract.
Article XX: DISCLAIMER OF WARRANTIES
20.1	NO WARRANTY. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, OPERATOR MAKES NO WARRANTY TO SPRINT OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE INSTALLATION, DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS, OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY FACILITIES OR ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Article XXI: Notice
21.1	Who To Contact. Unless otherwise provided in this Agreement, all notices and communications concerning this Agreement shall be in writing and addressed to the other party as follows:

If to OPERATOR:	NextG Networks, Inc.
2216 O’Toole Avenue
San Jose, CA 95131
Attn: Contracts Administration

With a copy to:	NextG Networks, Inc.
2216 O’Toole Avenue
San Jose, CA 95131
Attn: General Counsel

If to SPRINT:

Sprint
2001 Edmund Halley Drive
MS: VARESP0401-A4023
Reston, VA 20191-3436
Attn: Real Estate Law Group

With a copy to:

Sprint
2001 Edmund Halley Drive
Reston, VA 20191-3436
Attention: Supply Chain Management
or at such other address as may be designated in writing to the other party.

21.2	Method of Delivery. Unless otherwise provided herein, notices shall be hand delivered, sent by registered or certified U.S. Mail, postage pre-paid, or by commercial overnight delivery service, or transmitted by facsimile, and shall be deemed served or delivered to the addressee or its office when received at the address for notice specified above when hand delivered, upon confirmation of sending when sent by facsimile, on the day after being sent when sent by overnight delivery service, or three (3) days after deposit in the mail when sent by U.S. mail.
Article XXII: CONFIDENTIALITY
22.1	Confidentiality. In the absence of a separate Confidentiality Agreement between the parties, if either party provides confidential information to the other in writing and identified as such or if in the course of performing under this Agreement a party learns

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
confidential information, the receiving party shall use such information solely in furtherance of the objectives of this Agreement and shall protect the confidential information from disclosure to third parties with the same degree of care accorded its own confidential and proprietary information; provided, however, that the parties shall each be entitled to provide such confidential information to their respective directors, officers, members, managers, employees, agents, and contractors, consultants, representatives, affiliates, contractors, financial institutions, underlying facility owners, potential assignees (who are bound by a written agreement restricting use and disclosure of confidential information) and representatives of affiliates, in each case whose access is reasonably necessary. Each such recipient of confidential information shall be informed by the party disclosing confidential information of its confidential nature, and shall be directed to treat such information confidentially and shall agree to abide by these provisions. In any event, each party shall be liable (with respect to the other party) for any breach of this provision by any person to whom that party discloses confidential information. The terms of this Agreement (but not its execution or existence) shall be considered confidential information for purposes of this Article. Notwithstanding any other provision herein, neither OPERATOR nor SPRINT shall be required to hold confidential any information that: (a) becomes publicly available other than through the recipient; (b) is required to be disclosed by a governmental, regulatory authority, or judicial order, rule, or regulation or proceedings with respect to this Agreement or a party’s obligations as a publicly held company (provided that, prior to any such disclosure, the other party shall have been provided a reasonable opportunity to recommend steps to preserve the confidential nature of the information, including seeking confidential treatment from the Securities and Exchange Commission or, in the case of judicial or regulatory proceedings, seeking a protective order therefore); (c) Is independently developed by the disclosing party; (d) becomes available to the disclosing party without restriction from a third party; or (e) is required by its lender and is given to such lender on a confidential basis.

22.2	Survival. These obligations shall survive expiration or termination of this Agreement for a period of two (2) years.

22.3	Trade Dress Usage. Neither party shall use the name, trade name, service mark, or trademark of the other in any promotional or advertising material without the prior written consent of the other.
Article XXIII: DEFAULT
23.1	Right to Cure. Except as set forth elsewhere in this Agreement, where shorter cure provisions are specified, a party shall not be in default under this Agreement unless and until the other party provides it written notice of such default and the first party shall have failed to cure the same within [***] after receipt of such notice; provided, however, that where such default cannot reasonably be cured within such [***] period, if the first party shall proceed promptly to cure the same and prosecute such curing with due diligence,

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
the time for curing such default shall be extended for such period of time as may be necessary to complete such curing. Operator shall promptly notify SPRINT within [***] of its becoming aware of any default by it or any event which, through action, inaction or mere lapse of time, shall mature into a default by it under any Underlying Rights

23.2	Remedies. If SPRINT fails to pay in full, when due, any Monthly License Fee or other payment due hereunder, OPERATOR, after giving SPRINT [***] written notice, may terminate the applicable SPRINT Service Order if such payment (together with applicable interest) is not made within such [***]. The foregoing remedy is in addition to any other remedy that may be available to OPERATOR under the Agreement, at law or in equity. If SPRINT fails to make any uncontested payment when due [***] during a calendar year, or within [***] of receiving written notice of such failure from OPERATOR; then, after the [***] time, OPERATOR may terminate the Agreement immediately, disconnect the FORNet Hub Equipment, and SPRINT shall have no further right to use the Network or the associated FORNet Fibers. In any such event, SPRINT shall have [***] to remove all the FORNet Hub Equipment without damaging property of OPERATOR or any other party. If SPRINT shall not have removed the FORNet Hub Equipment within such [***], OPERATOR shall have the right, but not the obligation, to remove and store it. SPRINT shall reimburse any costs or expenses incurred by OPERATOR in removing and storing the FORNet Hub Equipment, within [***] after receipt of OPERATOR’s invoice.

23.3	Waiver of Default. Any event of default may be waived at the non-defaulting party’s option. To be valid, any such waiver must be in writing, signed by the waiving party, and specifically reference this Agreement and identify the default being waived. Upon the failure of a party to timely cure any default after notice thereof from the other party and expiration of the above cure periods, the non-defaulting party may, subject to the terms of Article XXV, pursue any cumulative remedies it may have under applicable law or principles of equity relating to such breach not otherwise limited by the terms of this Agreement.

23.4	Survival of Prior Obligations. Termination shall not affect any obligations or liabilities arising under this Agreement prior to the effective date of such termination.
Article XXIV: FORCE MAJEURE
24.1	Force Majeure. Neither OPERATOR nor SPRINT shall be in default under this Agreement with respect to any delay in its performance (other than a failure to make payments when due) caused by any of the following conditions and not the negligent acts or omissions of the party claiming relief under this Article (each a “Force Majeure Event”): (a) act of God; (b) fire; (c) flood; (d) material shortage or unavailability not resulting from the responsible party’s failure to timely place orders or take other necessary actions therefore; (e) government acts, omissions, codes, ordinances, laws, rules, regulations, or restrictions; (f) war, civil disorder, terrorism or terrorist event;

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
(g) labor strife, action or strike; or (h) any other cause beyond the reasonable control of such party, including but not limited to utility pole hits. The party claiming relief under this Article shall promptly notify the other in writing of the existence of the Force Majeure Event relied on, the expected duration of the Force Majeure Event, and the cessation or termination of the Force Majeure Event. The party claiming relief under this Article shall exercise commercially reasonable efforts to minimize the time for any such delay.
Article XXV: DISPUTE RESOLUTION
25.1 Each Party shall notify the other Party, in writing, of Dispute. A Dispute shall be initiated, negotiated and resolved by an Authorized Representative of each Party. Each party shall provide the other with the name of its Authorized Representative in writing within ten (10) Business Days of the execution of this Agreement. In the event of a Dispute, either Party may seek to resolve the Dispute by utilizing the procedures set forth below.
25.2 The Authorized Representative of the disputing Party shall initiate negotiations by notifying the other Party’s Authorized Representative of the details of the Dispute, together with the relief sought. The Authorized Representative of the party receiving notification of the Dispute shall respond within five (5) Business Days of receipt of notification, setting forth his or her position and the recommended resolution of such Dispute.
25.3 If the Dispute is not resolved through such negotiation within fifteen (15) Business Days after initiation of the negotiation procedure, either Party may immediately request, in writing, that the Dispute be submitted to a mutually agreeable advisor for mediation under the Commercial Mediation Rules of the American Arbitration Association (“AAA”). The Party requesting mediation shall suggest names of three (3) independent and impartial mediators, and the other Party shall agree to, and select, one (1) of the mediators within three (3) Business Days of a request for mediation. Neither Party shall unreasonably withhold acceptance of a suitable mediator. The mediation shall last no longer than five (5) Business Days, and shall be attended by the Authorized Representative of each Party. The Parties shall share the mediator’s fee equally. If the Dispute has not been resolved through mediation, then such mediation shall be terminated by a written declaration of the mediator.
25.4 If the Dispute has not been resolved through mediation, then upon the earlier of written declaration of the mediator that such Dispute has not been resolved or fifteen (15) Business Days after submission of a request for a mediation, either Party may submit the Dispute to binding arbitration, subject to the Commercial Arbitration Rules of the AAA then currently in effect. The Party requesting arbitration shall provide to the other party notice of the request for arbitration, and names of three (3) independent and impartial arbitrators, and the other Party shall agree to, and select, one (1) of the arbitrators within three (3) Business Days of a request for arbitration. Neither Party shall unreasonably

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
withhold acceptance of a suitable arbitrator. The arbitration shall be governed by the Commercial Arbitration Rules of the AAA. The Parties stipulate and agree not to seek to introduce into evidence, and not to compel the production of, documents prepared for, or statements made in the course of settlement discussions including the confidential mediation process, in any arbitration or subsequent litigation or administrative proceeding; provided, however, that fully-initialed journal entries, and any written modifications and dispute settlement agreements which have been fully signed by all necessary parties, may be introduced into evidence. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall not have authority to award punitive damages. The prevailing Party in any such arbitration proceeding shall be entitled to reasonable attorneys’, consultants’ and/or experts’ fees, costs and expenses, in addition to any other relief to which such prevailing Party may be entitled in accordance with the terms of this Agreement.
25.5 So long as (a) the parties are working amicably to resolve a dispute as contemplated in Sections 25.2 and 25.3 above, and (b) SPRINT is paying undisputed amounts and placing disputed amounts into escrow as explained in the next sentence, OPERATOR shall not delay or suspend any work, shall perform and carry on the portion of the undisputed work, and maintain all reports in accordance with the requirements of this Agreement. SPRINT shall (x) place any disputed amounts into escrow for distribution as determined based on the outcome of the dispute resolution discussions, and (y) timely pay any amounts not in dispute.
25.6 Notwithstanding the provisions of this Section 25, and without waiving any other rights, remedies or courses of action available under this Agreement, at law, in equity, or otherwise:
25.6.1 A Party which believes that it is entitled to indemnification or contribution under the terms of this Agreement may, at the sole option of the Party entitled to indemnification or contribution, seek relief in a court having jurisdiction thereof through any allowable procedure.
25.6.2 Either Party may seek from any court of competent jurisdiction, any interim or provisional relief that is necessary to protect the rights or property of the Party, including without limitation injunctive relief, pending the arbitrator’s final decision or other resolution of the Dispute.
25.6.3 [***].
25.6.4 If the Dispute involves a monetary claim equal to or greater than [***], then either Party may elect not to pursue the dispute resolution procedures set forth in this Section 25, and may instead pursue any other rights, remedies or courses of action available under this Agreement.
Article XXVI: RULES OF CONSTRUCTION

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
26.1	Captions. The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require.

26.2	Technical Meaning. Unless expressly defined herein, words having well-known technical or trade meanings shall be so construed.

26.3	Relationship of Parties. The Parties agree and acknowledge that this Agreement shall not constitute nor be deemed to create a partnership or joint venture and neither party is the other’s agent, partner, employee or representative. The sole relationship intended to be created by virtue of this Agreement is that of licensor, licensee or vendor-purchaser as independent contractors.

26.4	Cumulative Remedies. Except as set forth to the contrary herein, any right or remedy of OPERATOR or SPRINT shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

26.5	No Third Party Beneficiaries. Nothing in this Agreement, either express or implied, is intended to provide any legal rights to anyone not an executing party of this Agreement except under the indemnification and insurance provisions.

26.6	Ambiguity. The Parties hereto acknowledge and agree that this Agreement has been negotiated by the Parties, has been the subject of careful review, and that each Party has been given the opportunity to independently review this Agreement with legal counsel, and that each party has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions hereof. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, this Agreement shall not be interpreted or construed against the Party preparing it. The language in all parts of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against either Party.

26.7	Industry Standard Performance. Except as otherwise set forth herein, for the purpose of this Agreement the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a party’s performance is reasonable and timely.

26.8	No General Waiver. The failure of either OPERATOR or SPRINT to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

26.9	Conflict of Laws. This Agreement shall be construed and interpreted and the rights of the parties governed by and construed in accordance with the domestic laws of the

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Commonwealth of Virginia, without regard to its conflict of law principles that would fix jurisdiction elsewhere.

26.10	Survivability. If any term, covenant or condition in this Agreement shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

26.11	Brokerage Fees. OPERATOR and SPRINT represent and warrant to the other that no broker was involved in connection with this transaction and each agrees to indemnify and hold the other party harmless from and against the claims of any broker acting on behalf of the indemnifying party in connection with this transaction.

26.12	Attorneys Fees. If either party initiates legal proceedings to interpret or enforce the terms or conditions of this Agreement or any FORNet License pursuant to the terms of Section 25.6 above, the prevailing Party in any such proceeding shall be entitled to reasonable attorneys’, consultants’ and/or experts’ fees, costs and expenses, in addition to any other relief to which such prevailing Party may be entitled in accordance with the terms of this Agreement.
Article XXVII: ASSIGNMENT
27.1	SPRINT Assignment. SPRINT shall, upon the written consent of OPERATOR, and such consent shall not be unreasonably withheld, conditioned or delayed, have the right to assign this Agreement. Except as provided in this Article XXVII, SPRINT shall not assign this Agreement to any other party without the prior written consent of OPERATOR.

27.2	OPERATOR Assignment. OPERATOR shall have the right to assign, or otherwise transfer this Agreement, in whole or in part, upon the written consent of SPRINT, and such consent shall not be unreasonably withheld, conditioned or delayed. OPERATOR shall have the right, without SPRINT’s consent, to (a) subcontract any of its obligations hereunder, provided that OPERATOR remains liable therefore; (b) assign or otherwise transfer this Agreement in whole or in part as collateral to any lender to OPERATOR (or lender to any permitted transferee or assignee of OPERATOR) subject to the prior rights and obligations of the parties hereunder; and (c) assign or otherwise transfer this Agreement pursuant to Sections 27.3 and 27.4 hereof.

27.3	[***].

27.4	Permitted Assignments. Notwithstanding anything to the contrary contained herein, including without limitation Sections 27.1, 27.2 and 27.3 above, either party may assign this Agreement without consent of the other party: (a) to a subsidiary, affiliate or parent;

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
(b) to any firm, corporation, or entity which the party controls, is controlled by, or is under common control with; (c) any partnership in which it has a majority interest; or (d) in connection with a Change in Control. The assigning party shall provide to the non-assigning party, written notice setting forth the name and address of the assignee under any such assignment.

27.5	Acquirer to be Bound. In the event of a Change in Control, or the transfer of any Subject Network to one or more third party purchasers, during the Term of this Agreement, the acquirer shall be bound by all the terms and conditions of this Agreement and each FORNet License relating thereto, including, without limitation, the Network Service Level Agreement set forth in Exhibit D hereto together with the rest and remainder of the remedies provisions set forth in this Agreement for any defaults not cured within the applicable cure period. [***].
Article XXVIII: Environmental Laws
28.1	Environmental Compliance by OPERATOR. OPERATOR represents that it will not bring to, transport across, dispose of, introduce or use on the Hub, in violation of any law, any substance, chemical or waste, oil or hazardous material that is or becomes regulated by any local governmental authority, any State or the United States (collectively, “Hazardous Substance”). In the event of a release on the Hub of any Hazardous Substance by OPERATOR, OPERATOR agrees to comply with all applicable laws, rules and regulations. OPERATOR hereby indemnifies SPRINT and holds SPRINT harmless from any and all costs (including reasonable attorneys’ fees) and claims of liability or loss that arise out of the release on the Hub of any Hazardous Substance by OPERATOR or third party licensee of OPERATOR. This Article XXVIII shall survive termination of this Agreement.

28.2	Environmental Compliance by SPRINT. SPRINT represents that it will not bring to, transport across, dispose of, introduce or use any Hazardous Substance on the Hub in violation of any applicable law. In the event of a release on the Hub of any Hazardous Substance by SPRINT or anyone acting on behalf of SPRINT, SPRINT agrees to comply with all applicable laws, rules and regulations and agrees to notify OPERATOR immediately of the nature of such release. SPRINT hereby indemnifies OPERATOR and holds OPERATOR harmless from any and all costs (including reasonable attorneys’ fees) and claims of liability or loss that arise out of the release on the Hub of any Hazardous Substance by SPRINT or anyone acting on behalf of SPRINT. This Article XXVIII shall survive termination of this Agreement.

28.3	Environmental Law Covenant. Both Parties covenant and warrant that they will conduct their respective operations so as to comport with all Environmental Laws. Environmental Laws shall mean any and all laws, statutes, regulations, ordinances, rules, orders, decisions, judgments, actions, guidelines, standards or policies, which are heretofore or hereafter enacted, promulgated, issued, ordered or decreed by any federal, tribal, state or local governmental authority, whether executive, legislative or judicial, and which relate

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
to the environment, health, or safety and all regulations, ordinances, rules, orders, decisions, actions, guidelines or policies, enacted, promulgated, issued, ordered or decreed thereto.

28.4	Environmental Indemnification. Each Party shall hold the other harmless and indemnify the other from and assume all duties, responsibility and liability at its sole cost and expense, for all duties, responsibilities, and liability (for payment of penalties, sanctions, forfeitures, losses, costs, or damages) and for responding to any action, notice, claim, order, summons, citation, directive, litigation, investigation or proceeding which is in any way related to: a) its failure to comply with any environmental law, including without limitation any regulations, guidelines, standards, or policies of any governmental authorities regulating or imposing standards of liability or standards of conduct with regard to any environmental concerns or conditions as may now or at any time hereafter be in effect, and b) any environmental conditions arising out of or in any way related to the condition of the Hub or activities conducted thereon, but only to the extent the environmental condition was caused by the actions of the indemnifying Party or anyone acting on its behalf.

28.5	Compliance With Safety. The Parties shall, at their own expense, construct, maintain and operate their equipment on the Hub in a safe condition. The Parties shall install, maintain, operate and remove their equipment in accordance with the requirements and specifications of the latest editions of the Manual of Construction Procedures (Blue Book), Electric Company Standards, the National Electrical Code (NEC), the National Electrical Safety Code (NESC) and rules, regulations and provisions of the Occupational Safety and Health Act (OSHA), or any governing authority having jurisdiction over the subject matter, and as may be amended from time to time. Where a difference in specifications exists, the more stringent requirement shall apply.

28.6	Accident Prevention. SPRINT covenants and agrees that SPRINT, its agents, representatives, employees, contractors and subcontractors shall take all necessary precautions for their safety and the safety of OPERATOR, its agents, representatives, employees, contractors and subcontractors and shall comply with all applicable provisions, federal, state and municipal laws, regulations, ordinances, court orders and administrative orders thereto to prevent accidents or injury to persons or property on, about or adjacent to the Hub. SPRINT further agrees that, without limiting the foregoing provision, SPRINT its agents, representatives, employees, contractors and subcontractors shall comply with the National Electric Safety Code and OSHA requirements for work clearance for distribution and transmission lines.
Article XXIX: CASUALTY OR CONDEMNATION

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
29.1	Casualty. In the event that a Hub, or any part thereof, or any part of the FORNet Fibers are damaged by fire or other casualty not caused by SPRINT or anyone working on its behalf, OPERATOR or the Hub landlord, as the case may be, shall have [***] from the date of damage, if the damage is less than total destruction of the Hub or the FORNet Fibers, in which to make repairs, and [***] from date of destruction, if the Hub or a substantial portion of the Network is destroyed, in which to replace the destroyed portion (or such longer periods of time as might be set forth in the underlying agreement with the Hub landlord), which period of days shall be suspended during any period in which OPERATOR provides, at OPERATOR’s sole cost and discretion, an alternative temporary means of transmitting and receiving SPRINT’s frequencies that provides substantially similar service coverage as the affected FORNet Fibers. [***].

29.2	Condemnation. If the whole of any Hub, Network or FORNet System or so much of the Hub, Network or FORNet System as to render it functionally unusable, as determined by OPERATOR, shall be taken under the power of eminent domain, the affected FORNet License shall automatically terminate as of the date of transfer of title to the condemning authority. OPERATOR shall be entitled to collect the entire condemnation award with respect to the Hub and the Network or the interruption of OPERATOR’s business. SPRINT may, if permitted by law, pursue a separate condemnation award with respect to the FORNet Systems and FORNet Equipment or the interruption of SPRINT’s business. No temporary taking of the Hub, the Network or the affected FORNet System or partial taking of the Hub, the Network or the affected FORNet System that does not result in a partial or complete termination of SPRINT’s operations shall terminate the affected FORNet License or give SPRINT any right to any abatement of any payments owed to OPERATOR pursuant to this Agreement. The remedy set forth in this Section 29.2 shall be SPRINT’s sole and exclusive remedy in the event of a taking or condemnation of any Hub, Network or FORNet System and neither party shall have any further liability to the other with respect to such condemnation.
Article XXX: ENTIRE AGREEMENT; AMENDMENT; EXECUTION
30.1	Integration. Except as set forth in any applicable FORNet License, this Agreement constitutes the entire and final agreement and understanding between OPERATOR and SPRINT with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof, which are of no further force or effect.

30.2	Exhibits. All Attachments and Exhibits referred to herein are integral parts hereof and are made a part of this Agreement by reference.

30.3	Conflict With Exhibits. In the event of a conflict between the provisions of this Agreement, any FORNet License and those of any Attachments or Exhibits, the provisions of this Agreement shall prevail, with respect to legal terms and conditions, each FORNet License shall prevail with respect to financial terms and conditions, and

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
such Attachments or Exhibits shall prevail with respect to technical specifications and performance parameters.

30.4	Modification. This Agreement may only be modified or supplemented by an instrument in writing executed by duly authorized representatives of OPERATOR and SPRINT.

30.5	Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

30.6	Facsimile Execution. This Agreement may be duly executed and delivered by a party by execution and facsimile delivery of the signature page of a counterpart to the other party, provided that, if delivery is made by facsimile, the executing party shall promptly deliver a complete counterpart that it has executed to the other party.

30.7	Underlying Rights Assumption. To the extent permitted by the Underlying Rights, each FORNet License runs with the Underlying Rights and is binding upon any successor owner of OPERATOR’s Network, provided, however, SPRINT shall have no rights or claim to the Underlying Rights or the FORNet Fibers beyond the continued provision of the Network Services during the Term of this Agreement.
XXXI. DIVERSITY IN VENDOR CONTRACTING
31.1	SPRINT is committed to equal employment and Contractor diversity. As part of this commitment, it is the policy of SPRINT that small business concerns, veteran-owned small business concerns, HUBZone small business concerns, women-owned small business concerns, small disadvantaged business concerns (including 8(a) business concerns) and historically black colleges and universities and minority institutions (“Diverse Contractors,” as further defined in Section 9.6 below) shall have the maximum practicable opportunity to participate in performance of contracting between SPRINT and its Contractors. Contractor agrees to carry out this policy in the award of subcontracts (to the extent permitted hereunder) to Diverse Contractors to the fullest extent consistent with efficient contract performance.

31.2	OPERATOR agrees to establish and conduct a program, which will enable Diverse Contractors to be considered fairly as subcontractors and contractors under OPERATOR’s contracts with SPRINT. In order to establish and conduct such a program, OPERATOR shall:
31.3	Assist Diverse Contractors by arranging contracting opportunities, quantities, specifications and delivery schedules so as to facilitate the participation by such business concerns.

31.4	Provide adequate and timely consideration of the potentialities of Diverse Contractors in all “make-or-buy” decisions.

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
31.5	Designate a liaison manager who shall be responsible for interfacing with and administering subcontracting opportunities for Diverse Contractors.

31.6	Counsel and discuss subcontracting opportunities with representatives of Diverse Contractors.

31.7	Maintain records showing (i) procedures adopted by OPERATOR to comply with the policy and procedures set forth in this Agreement, including the establishment of a source list of Diverse Contractors; (ii) awards to Diverse Contractors on the source list; and (iii) specific efforts to identify and award contracts to Diverse Contractors.

31.8	Cooperate with SPRINT representatives in any studies and surveys of OPERATOR’s Diverse Contractors procedures and practices that SPRINT may conduct periodically.
31.9	Each year of the Term, OPERATOR is required to use commercially reasonable efforts to spend a minimum of [***] of the total of that year’s value of this Agreement with Diverse Contractors during the Term. OPERATOR shall provide quarterly reports describing the subcontractors and the total amount subcontracted to each pursuant to the terms of this Agreement throughout the Term. SPRINT recognizes and agrees that the spending requirement referenced above may be achieved by using subcontractors who do not perform work directly for SPRINT with respect to this Agreement.

31.10	Within thirty (30) calendar days of the Effective Date, OPERATOR shall provide SPRINT with a strategic plan outlining the methodology to be used by OPERATOR to meet its contractual obligation to SPRINT regarding the use of Diverse Contractors. The plan must include implementation of the OPERATOR’s diversity subcontracting strategy. OPERATOR shall prepare and submit reports detailing OPERATOR’s actual performance of the policy and procedures of this Agreement within fifteen (15) calendar days of the end of each quarter. Such reports shall include the total amount of invoices expressed in dollars paid by SPRINT to OPERATOR for products and services under this Agreement as well as the total amount expressed in dollars of subcontracts between OPERATOR and any Diverse Contractors during that quarter. OPERATOR shall submit such reports in a form prescribed by SPRINT.
IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this Agreement and intending to be legally bound hereby, OPERATOR and SPRINT have executed this Agreement as of the dates set forth below.

Date: August 31, 2006	SPRINT

	By:	/s/ Karen M. Holman

	Print Name:	Karen M. Holman

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

	Title:	Manager — SCM

Date: 8/16/2006	NEXTG NETWORKS, INC.

	By:	/s/ John Georges

	Print Name:	John Georges

	Title:	CEO

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
EXHIBIT A: FORNet LICENSE AGREEMENT
FORNet LICENSE AGREEMENT
     THIS FORNet License Agreement (the “Site Agreement”) is made as of the latter signature date hereof (the “Execution Date”), pursuant to the FORNet Master Services Agreement (“FMSA”) by and between NEXTEL OPERATIONS, a Delaware corporation, d/b/a SPRINT, (together with its successors, permitted assigns and communications affiliates that may hereafter enter into a Site Agreement, hereinafter collectively referred to as “SPRINT”) and NEXTG NETWORKS, INC. (hereinafter referred to as “OPERATOR”) dated                     . Unless otherwise defined herein, capitalized terms shall have the meaning set forth in the FMSA. The parties agree that except as otherwise set forth herein, the terms and conditions of the FMSA shall govern the relationship of the parties under this Site Agreement and that the FMSA is incorporated herein by reference. In the event of a conflict or inconsistency between the terms of the FMSA and this FORNet License Agreement, the terms of this Site Agreement shall govern and control.
1.	SPRINT FORNet Name/Number:

2.	Operator Network Name/Number:

3.	Name of Licensor:

4.	Name of Licensee:

5.	Name of Utility Plant Owner(s):

6.	Date and Term of Underlying Rights Agreements (list each):

7.	Hub Address:

8.	Hub Latitude and Longitude:

9.	FORNet Remote Node Installations: See Exhibit A-3

9.	Centerline Antenna Height:

10.	Monthly License Fee:

11.	Acceptance Date (estimated or to be filled in upon Acceptance Date).

12.	Initial Term: [***] commencing on the Acceptance Date.

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
13.	Renewal Terms: [***]

14.	Square Feet of Hub Space (if applicable):

15.	Licensor Contact for Emergencies:

16.	Licensee Contact for Emergencies:

17.	Licensor Address for Payment:

18.	SPRINT Address for Notice:

19.	Operator Address for Notice:

With a Copy to:

20.	Network Specific Provisions:

21.	Special Access Requirements:

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
     IN WITNESS WHEREOF, the parties hereto have set their hands as of the signature date set forth below.

Licensor:

By:
Printed Name:
Title:
Signature Date:

Licensee:

By:
Printed Name:
Title:
Signature Date:

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
ATTACHMENT A-1
FORNet LICENSE AGREEMENT
FORNet HUB EQUIPMENT
[specific to each FORNet LICENSE]

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
ATTACHMENT A-2
FORNet LICENSE AGREEMENT
NETWORK EQUIPMENT
[specific to each FORNet LICENSE]

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
ATTACHMENT A-3
FORNet LICENSE AGREEMENT
FORNet REMOTE NODE EQUIPMENT AND INSTALLATIONS
[specific to each FORNet LICENSE]

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
ATTACHMENT A-4
FORNet LICENSE AGREEMENT
UNDERLYING RIGHTS
[specific to each FORNet LICENSE]

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
EXHIBIT B: FORNet SYSTEM ACCEPTANCE CRITERIA AND TESTING PROCEDURES
[***]

Acceptance Date:

NEXTG NETWORKS	SPRINT	.

By:	By:
Name:	Name:
Title:	Title:

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
ATTACHMENT B-1
FORNet LICENSE AGREEMENT
FORNet System Completion Notice
[specific to each FORNet LICENSE]

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
EXHIBIT C: NETWORK POLICIES AND PROCEDURES
[Superseded by current Network Policies and Procedures filed as Exhibit C To Exhibit 10.14 To The Registration Statement]

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
EXHIBIT D: [***]
[***]

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
EXHIBIT E: INVOICING PROCEDURES
All invoices MUST contain the following information:
          [***]
Additional Invoice Instructions:
In addition to the requirements listed above and those contained in the applicable Purchase Order, please note the following instructions:
          [***]
Attached is a sample invoice for your reference. To avoid any potential payment delays and to ensure compliance with these new requirements, please send sample invoices for review and approval by your SPRINT Buyer. Additionally, in order to facilitate payment, SPRINT encourages payment via direct deposit.

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
SAMPLE INVOICE
INVOICE DATE
INVOICE NUMBER
VENDOR NAME
VENDOR’S SPRINT ID #
VENDOR CONTACT
VENDOR CONTACT PHONE NUMBER
VENDOR ADDRESS
VENDOR REMIT TO ADDRESS
PAYMENT TERMS:
SPRINT
P.O. Box 10850
McLean, VA 22102
SPRINT PO NUMBER: 123456

PO LINE	PO LINE	TOTAL
NO.	DESCRIPTION	AMOUNT

1.	Site # - Site Name - Leasing	$3,000.00
3.	Site # - Site Name - Construction	$2,000.00
NOTE: These line descriptions should be identical to what is on the PO.

Sub-total Goods/Materials	$0,000.00
Sub-total Services	$5000.00

VA Sales Tax	$000.00
Freight/Shipment	$00.00

Invoice Total	$5,000.00

FORNet Master Services Agreement
SPRINT-NextG	Confidential and Proprietary

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.